LPCN 1144 for Non - Cirrhotic NASH H.C. Wainwright 4 th Annual NASH Investor Conference October 5, 2020 Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc . (the “Company”) . These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements relate to the Company’s product candidates, FDA review process related to our resubmitted NDA for TLANDO™, the expected timing of Phase 3 trials for TLANDO XR and LPCN 1107 and Phase 2 studies for LPCN 1144 and LPCN 1148 , clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties . Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs . The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on Form 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www . lipocine . com or on the SEC website at www . sec . gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations .

LPCN 1144 Presentation I Clinical Stage Biopharmaceutical Company Innovative Product Candidates for Metabolic and Endocrine Disorders PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA Propriety Drug Delivery Platform TLANDO™ (Oral Testosterone for Testosterone Replacement Therapy “TRT”) Under FDA Review TLANDO XR (Long Acting Oral Testosterone for Testosterone Replacement Therapy “ TRT” ) Phase 3 Study Protocol Being Finalized with FDA LPCN 1144 (Oral Testosterone for Non - Cirrhotic NASH ) LiFT Phase 2 Clinical Study Ongoing LPCN 1148 (Oral Testosterone for Cirrhosis) Next Step: POC Phase 2 Clinical Study LPCN 1107 (Oral HPC for Prevention of PTB) Phase 3 Dose Identified 3

LPCN 1144 Presentation I LPCN 1144: Rationale to Target Non - Cirrhotic Male NASH Patients 4 Currently No Approved Treatment 1. Estes et al., Hepatol 2018. 2. Williams et al., Gastroenterology 2011. *2015 data ~6.9 M Male NASH F2 - F3 in 2030 1,2 17 M NASH Patients 1 11 M NASH Male Patients 1,2 3.5 M Male NASH with F2 - F3 1,2 Multi - billion $ Opportunity* Current Target Population

LPCN 1144 Presentation I Association Between Testosterone and Liver Disease 5 Clinical Evidence 1. Sarkar et al., Gastroenterology 156(6):S - 1258 & Poster Sa1623, Digestive Disease Week 2019 2. Sumida et al., Gastroenterol He patol 2015; 3. Sinclair et al., Liver Trans 2016; 4. Sinclair M. et al., J. of Gastro and Hepatology, 2015 “Low T reported in up to 90% of cirrhosis patients 3 and is a predictor of mortality.” 4 Free T (ng/dL) Free T (ng/dL) Fibrosis Cirrhosis NASH • ~75% of biopsy - confirmed NASH male patients have testosterone < 372 ng/dL 1 • Levels of free T decreased significantly with the increased fibrosis 2

Association Between Testosterone and Liver Disease – Clinical Evidence Liver Disease in Men Undergoing Androgen Deprivation Therapy (ADT) for Prostate Cancer 6 Gild et al. J Urol. 2018 Sep;200(3):573 - 581 Increased Liver Disease Risk Relative to No ADT NAFLD 54% ↑ Any Liver Disease 47% ↑ Necrosis 41% ↑ Cirrhosis 35% ↑

LPCN 1144 Presentation I LPCN 1144: Androgen Receptor Agonist Potential Mode of Action 7 Impact on pro - fibrotic inputs Anti - steatosis Anti - inflammatory Anti - oxidant LPCN 1144 (Oral Testosterone) Regeneration Booster ( ↑ IGF1) Impact on fibrosis Anti - fibrosis ( ↓ TGF - β)

LPCN 1144 Presentation I LPCN 1144: Androgen Receptor Agonist Differentiated NASH Treatment Candidate Targets Unmet Need Acceptable benefit to risk ratio • NASH resolution and/or fibrosis improvement • Tolerability for chronic use Improvement of sarcopenia Improvement of sexual dysfunction Improvement of mental health Clinical Experience Noninvasive dosing regimen Meaningfully reduced liver fat in POC study Well tolerated in 700+ subjects with up to 52 - week exposure Improved sexual and mood dysfunction 8

LPCN 1144 Presentation I LPCN 1144: Liver Fat Imaging Study (“LFS”) Study Design and Baseline Liver Fat Subject Distribution LFS was an open - label, multi - center, single - arm 16 - week study (N=36) o f LPCN 1144 225 mg BID in hypogonadal males LF ≥ 10% N = 8 LF ≥ 8% N = 10 LF ≥ 5% N = 21 Evaluated N = 32 20.5 ± 7.0 18.3 ± 7.7 12.1 ± 8.1 Mean LF % BL 9 Screening Interim Results - 4 Wk 0 Wk 8 Wk 16 Wk MRI - PDFF BL MRI - PDFF ∆ Interim MRI - PDFF ∆ End of Study LF = liver fat BL = baseline Ref: Albhaisi et al., Hepatology Communications, 2020 https://doi.org/10.1002/hep4.1571

LPCN 1144 Presentation I LPCN 1144: Liver Fat Reduction Meaningful Relative Liver Fat % Change and Responder Rate - 42% - 40% -60% -50% -40% -30% -20% -10% 0% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% Relative % Change of Liver Fat % (n=10) (n=8) 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% % of Responders Mean Relative Liver Fat % Change Responders with ≥ 30% change for Liver Fat (n=10) (n=8) 10 LF = liver fat BL = baseline Ref: Albhaisi et al., Hepatology Communications, 2020 https://doi.org/10.1002/hep4.1571

LPCN 1144 Presentation I LPCN 1144: Longitudinal Treatment Effect 11 Improved NAFL Resolution Over Time 34% 52% 63% 0% 20% 40% 60% 80% Baseline 8 Wk 16 Wk NAFL - Free % of Population NAFL Resolution to < 5% Liver Fat (N=31) (N=32) (N=32) NAFL is non - alcoholic fatty liver with ≥ 5% liver fat; NCT03868059 Ref: Albhaisi et al., Hepatology Communications, 2020 https://doi.org/10.1002/hep4.1571

LPCN 1144 Presentation I - 11.1 - 4.2 - 4.5 - 6.5 -16.0 -14.0 -12.0 -10.0 -8.0 -6.0 -4.0 -2.0 0.0 2.0 Mean Change from Baseline LPCN 1144: Reduction of Liver Injury Markers In Patients with Elevated ALT at Baseline Liver markers mean change from baseline to end of study (1 - Yr), NCT02081300 x2 x5 Subjects (n=42), Baseline ALT > 40 U/L 12 Baseline (U/L) ALT 53.6 AST 32.0 ALP 74.0 GGT 53.6 Alanine amino transferase (ALT), Aspartate amino transferase (AST), Alkaline phosphatase (ALP), Gamma - glutamyl transpeptidase (GGT)

LPCN 1144 Presentation I LPCN 1144: GI Safety Profile No Notable Gastrointestinal Tolerability Issue 13 *NCT02081300 0 5 10 % Subjects *

LPCN 1144: *LiFT (Liver Fat intervenTion)* Study* Ongoing

Phase 2 paired-biopsy clinical study in NASH subjects – completed enrollment

Study Design

- 56 subjects: Three-arm (1:1:1 randomization, two treatments and placebo), multi-center, double-blind
- 225mg twice daily (450mg Daily)
- Biopsy confirmed male NASH subjects per arm with NAS ≥ 4, F1-F3
- Treatment duration of 36 weeks

Primary Endpoint

- Change in hepatic fat fraction via MRI-PDFF

Secondary Endpoints

- Change in NASH activity and fibrosis via liver biopsy scoring
- Change in liver markers, anthropomorphic measures (weight, body mass index (BMI), waist to hip ratio, waist circumference), lipids, insulin resistance, inflammatory/fibrosis markers, and labs
- Change in quality-of-life degree (SF-36 and PDQ) and Physical Activity Questionnaire



TREATMENT: 36 WEEKS
SCREENING
MRI-PDFF,
Biopsy
12 Weeks
Dose Start
Topline MRI-PDFF Results
Jan 2021
Topline Biopsy Results
Mid-2021

LIPOCINE ENHANCING HEALTH

* Website: www.lift-study.com, NCT04134091

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